UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report	March 28, 2005
(Date of earliest event reported)	March 28, 2005

Old Second Bancorp, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-10537	36-3143493
(Commission File Number)	(I.R.S. Employer Identification Number)

37 South River Street, Aurora, Illinois	60507
(Address of principal executive offices)	(Zip Code)

(630) 892-0202
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On March 28, 2005, the Registrant’s board of directors amended and restated the Voluntary Deferred Compensation Plan for Executives and Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP, INC.

Dated: March 28, 2005	By:	/s/ J. Douglas Cheatham
J. Douglas Cheatham
Senior Vice President
and Chief Financial Officer

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OLD SECOND BANCORP, INC.

AMENDED AND RESTATED
VOLUNTARY DEFERRED COMPENSATION PLAN

FOR DIRECTORS

PLAN DOCUMENT

TABLE OF CONTENTS

ARTICLE	DESCRIPTION

1	NAME AND PURPOSE

2	DEFINITIONS

3	ELIGIBILITY AND PARTICIPATION

4	COMPENSATION REDUCTION AND DEFERRAL ACCOUNT

5	FORMS OF RETIREMENT BENEFITS

6	ELIGIBILITY FOR RETIREMENT AND RELATED BENEFITS

7	BENEFICIARIES

8	RIGHTS OF PARTICIPANTS AND BENEFICIARIES

9	TRUST

10	CLAIMS PROCEDURE

11	ADMINISTRATION

12	AMENDMENT AND TERMINATION

13	MISCELLANEOUS

OLD SECOND BANCORP, INC.

AMENDED AND RESTATED
VOLUNTARY DEFERRED COMPENSATION PLAN
FOR DIRECTORS

The Old Second Bancorp, Inc. Amended and Restated Voluntary Deferred Compensation Plan for Directors (hereinafter referred to as “the Plan”) is hereby adopted by Old Second Bancorp, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware and its subsidiaries (hereinafter referred to as “Company”);

WITNESSETH:

WHEREAS, the Company now desires to amend and restate the Plan in order to permit members of the Company’s and the Affiliated Company’s Boards of Directors (hereinafter referred to as “Participant(s)”) to make deferrals of their director’s fees.

WHEREAS, the Company previously adopted the Plan; and

NOW, THEREFORE, the Company hereby adopts the Plan, effective March 15, 2004, as follows:

ARTICLE 1

NAME AND PURPOSE

1.1.          Name.  The name of the Plan shall be the OLD SECOND BANCORP, INC. AMENDED AND RESTATED VOLUNTARY DEFERRED COMPENSATION PLAN FOR DIRECTORS.

1.2.          Purpose.  The Plan is hereby established to provide unfunded deferred compensation to directors of the Company and the Affiliated Companies under certain conditions specified herein.

1.3.          Plan for a Select Group.  The Plan shall only cover directors of the Company and the Affiliated Companies.

1.4.          Not a Funded Plan.  It is the intention and purpose of the Company that the Plan shall be deemed to be “unfunded” for tax purposes.  The Plan shall be administered in such a manner, notwithstanding any contrary provision of the Plan, in order that it will be so deemed and would be so described.

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ARTICLE 2

DEFINITIONS

Unless the context otherwise indicates, the following words used herein shall have the following meanings wherever used in this instrument:

2.1.          Administrator.  The word “Administrator” shall mean the person or persons, corporation or partnership designated as Administrator under Article 11 herein.

2.2.          Affiliated Company.  The words “Affiliated Company” shall mean any corporation or business organization that, directly or indirectly, through one or more intermediaries’ controls, is controlled by, or is under common control of the Company, and particularly shall mean any corporation of which eighty percent (80%) of the voting stock is directly or indirectly owned by the Company.

2.3.          Appeals Committee.  The words “Appeals Committee” shall mean the Appeals Committee established pursuant to Article 10 herein.

2.4.          Beneficiary.  The word “Beneficiary” shall mean any person who receives, or is designated to receive, payment of any benefit under the terms of the Plan because of the participation of a Participant in the Plan.

2.5.          Benefit Commencement Date.  The words “Benefit Commencement Date” shall mean the first date as of which benefits are to be paid pursuant to the terms of the Plan.

2.6.          Benefit Payment.  The words “Benefit Payment” shall mean the benefit as set forth in Article 5, Article 6 and Article 7, as applicable.

2.7.          Board.  The word “Board” shall mean the Board of Directors of Old Second Bancorp, Inc. or any of its Affiliated Companies, as applicable.

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2.8.          Change of Control.  The words “Change of Control” shall be deemed to have occurred upon the first to occur of any of the following events:

(a)           Any person other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(b)           During any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new Director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c)           The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent (80%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or with respect to Directors of an Affiliated Company,  of such Director’s Affiliated Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s or the Bank’s assets.

However, in no event shall a Change of Control be deemed to have occurred, with respect to the Director if the Director is part of a purchasing group which consummates the Change of Control transaction.  The Director shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Director is a equity participant in the purchase company or group (except for (i) passive ownership of less than two percent (2%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change of Control by a majority of the nonemployee continuing Directors).”

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2.9.          Company.  The word “Company” shall mean Old Second Bancorp, Inc., its subsidiaries and any successor corporation or business organization which shall assume the duties and obligations of Old Second Bancorp, Inc. under the Plan.

2.10.        Compensation.  The word “Compensation” shall mean all remuneration which is paid to a Director in cash for the performance of services for the Company as a director that Plan Year, and which must be reported as income on the Director’s Form 1099 for income tax purposes, adjusted as follows:

(a)           increased by any deferred compensation amounts; and

(b)           reduced by all of the following amounts even if they are taxable to the Director:

(i)            expense reimbursements, expense allowances or moving expenses; and

(ii)           cash and noncash fringe benefits and welfare benefits.

Finally, the Director’s Compensation with respect to a Plan year (as defined hereinafter) shall be that Compensation which is earned for such Plan year, without regard to when such Compensation is actually paid to the Director.

2.11.        Compensation Committee.  The words “Compensation Committee” shall mean the Compensation Committee of the Board or any successor thereto.

2.12.        Deferral Account.  The words “Deferral Account” shall mean the bookkeeping account maintained by the Administrator on behalf of each Participant to reflect the Participant’s Deferral Amounts (as defined hereinafter) for each Plan Year and all earnings, gains and losses thereon.

2.13.        Deferral Amount.  The words “Deferral Amount” shall mean for each Participant an amount equal to the amount by which the Participant’s Compensation is reduced by means of a Deferral Election (as defined hereinafter) pursuant to Article 4 herein.  Deferral Amount shall also include any Preexisting Balance.

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2.14.        Deferral Election.  The words “Deferral Election” shall mean a percentage or whole dollar amount of Compensation which the Participant elects to defer to the Plan pursuant to Article 4 herein.

2.15.        Director.  The word “Director” shall mean a member of the Board.

2.16.        Effective Date.  The words “Effective Date” shall mean the date the Plan becomes effective, the date of which is March 15, 2004.

2.17         ERISA.  The acronym “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, and any regulations or other pronouncements promulgated thereunder.  Whenever a reference is made herein to a specific ERISA Section, such reference shall be deemed to include any successor ERISA Section having the same or a similar purpose.

2.18.        Measurement Funds.  The words “Measurement Funds” shall mean hypothetical investments the Participant may elect to value his or her Deferral Account balance.

2.19.        Normal Retirement Date.  The words “Normal Retirement Date” shall mean the date on which a Participant attains age seventy (70).

2.20.        Participant.  The word “Participant” shall mean any eligible Director who has performed all the acts required by the Plan to become a Participant, who has become a Participant in accordance with Article 3 herein, and who remains a Participant hereunder.

2.21.        Participant Access System.  The words “Participant Access System” shall mean the online administration system that provides participants with continual access to Deferral Account balances and important Plan information, as well as the ability to reallocate Measurement Funds.

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2.22.        Plan.  The word “Plan” shall mean the Old Second Bancorp, Inc., Amended and Restated Voluntary Deferred Compensation Plan for Directors as set forth herein, effective as of the Effective Date, and as it may be later amended.

2.23.        Plan Year. The words “Plan Year” shall mean the twelve (12) month period ending on December 31 in each calendar year.  The first Plan Year shall be March 15, 2004 through December 31, 2004.

2.24.        Preexisting Balance.  The words “Preexisting Balance” shall mean a Participant’s balance, if any, in the Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan for Directors as of March 14, 2004 or existing, as of March 14, 2004 phantom stock units granted to the Participant.

2.25.        Preretirement Distribution Election.  The words “Preretirement Distribution Election” shall mean a percentage or whole dollar amount of the Participant’s Deferral Amount for the Plan Year which the Participant elects to defer until a date prior to Retirement as specified by the Participant pursuant to Article 4 herein.

2.26.        Retire or Retirement.  The word “Retirement or Retire” shall mean a Termination of Tenure of a Participant, whether voluntary or involuntary, on or after the Normal Retirement Date, for a reason other than death or Disability.

2.27.        Termination Date.  The words “Termination Date” shall mean the date as of which the Company ceases to sponsor and maintain in the Plan.

2.28.        Termination of Tenure. The words “Termination of Tenure” shall mean for any Director voluntarily terminating, for any reason including Retirement, from all Boards on which the Director serves.

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ARTICLE 3

ELIGIBILITY AND PARTICIPATION

3.1.          Eligibility.  The Compensation Committee may, from time to time, in its discretion, designate one or more Directors as eligible to participate in the Plan.

3.2.          Participation.  Each Director who has been designated as eligible to participate in the Plan shall become a Participant on or as of the date of designation as a Director eligible to participate in the Plan, or as soon thereafter as Director reasonably can be enrolled in the Plan, provided that Director complies with appropriate administrative requirements for enrollment of Participants, and shall remain a Participant until the date of Participant’s Termination of Tenure.

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ARTICLE 4

COMPENSATION REDUCTION AND DEFERRAL ACCOUNT

4.1.          Deferral Elections.  If a Participant elects to make deferrals under the Plan for a Plan Year, then a portion of the Compensation which would normally be paid to the Participant by or through the Company or an affiliated Company as applicable, shall be retained by the Company, and, in lieu thereof, an amount equal thereto, shall constitute a Deferral Amount hereunder and shall be credited to the Participant’s Deferral Account pursuant to Article 4.3 herein.  Such elections shall be subject to the following rules:

(a)           Compensation Deferral.  With respect to each Plan Year, a Participant may elect to defer all or a portion of Participant’s Compensation by making a Deferral Election, via the Plan’s Participant Access System or in writing as is required by the Administrator hereunder.  A Participant’s Deferral Election shall specify a stated percentage or dollar amount of the Participant’s Compensation, which specified percentage or dollar amount shall not exceed one hundred percent (100%) of the Participant’s Compensation.  The amount so elected under the Deferral Election shall be credited to the Participant’s Deferral Account under the Plan.  No Deferral Election shall be effective with respect to compensation paid before:

(i)            the date of receipt by the Administrator of a Deferral Election in a form acceptable to the Administrator for the Participant’s first Plan Year of participation in the Plan;

(ii)           the first day of the Plan Year with respect to subsequent Plan Years, provided the Administrator has received the Deferral Election in a form acceptable to the Administrator prior to such first day; and

(iii)          the satisfactory completion, as determined by the Administrator, of any other Participant requirements.

(b)           Preexisting Balances.  A Participant’s Preexisting Balance in the Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan and in phantom stock units shall be credited to the Participant’s Deferral Account on the Plan’s Effective Date.

(c)           General Deferral Election Rules.  A Participant’s Deferral Election shall be irrevocable for the entire Plan Year for which it is made. All elections to make deferrals under the Plan, and all resulting deferrals, shall be subject to such rules,

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procedures, limits and restrictions as the Administrator may establish from time to time.

(d)           Preretirement Distribution Election.  With respect to each Plan Year, a Participant may make a Preretirement Distribution Election applicable to all or a portion of the Participant’s Deferral Amount for a Plan Year.  A Participant’s Preretirement Distribution Election shall specify a stated percentage or dollar amount of the Participant’s Deferral Amount for the Plan Year, which specified percentage or dollar amount shall not exceed one hundred percent (100%) of the Participant’s Deferral Amount for the Plan Year that will be distributed on a date that is prior to normal retirement date.  The Deferral subject to a Preretirement Distribution Election shall be for a definite period and shall be payable in the form elected and on the date specified by the Participant, provided that the following shall be applicable:

(i)            the deferral must be at least the fifth Plan Year following the Plan Year from which the compensation is deferred; and

(ii)           the Preretirement Distribution Election will be superseded by the other Plan distribution provisions applicable to death, Retirement or Termination of Tenure of the Participant, the Termination Date or a previous withdrawal of such amounts (to the extent thereof) pursuant to Article 5.3(a) or (b) herein, before the date as of which the amount is payable.

4.2.          Establishment of Deferral Account.  The Administrator or designated representative shall establish a Deferral Account in the name of each Participant on its books and records.  All amounts credited to the Deferral Account of any Participant, or Beneficiary shall constitute a general, unsecured liability of the Company or an Affiliated Company, as applicable, to such person.

4.3.          Crediting of Deferral Amounts.  Amounts shall be credited to the Participant’s Deferral Account as of the date the Compensation would have otherwise been paid to the Director.

4.4.          Adjustment of Deferral Account.  The Deferral Account shall be adjusted for earnings, gains and losses as if such Deferral Account held actual assets and such assets were invested in Measurement Funds in accordance with Article 4.5 herein.  The value of each

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Participant’s Deferral Account shall be determinable on a daily basis as follows, using the terms and methods in the order defined below:

(a)           Beginning Balance.  The balance at the beginning of the day.  This equals the Ending Balance (as described below) as of the end of the most recent business day, which for purposes of this Plan shall mean day of which the New York Stock Exchange was open for trading.

(b)           Sub-Ending Balance.  The Beginning Balance, plus Deferral Amounts, less any Benefit Payments and forfeitures (as modified in Article 5.4), which are made on or occur as of such date.

(c)           Investment Earnings.  Investment earnings, gains and losses determined pursuant to this Article will be credited to each Participant’s Deferral Account as of each business day, which for purposes of this Plan shall mean those days on which the New York Stock Exchange is open for trading.

(d)           Ending Balance.  The Sub-Ending Balance plus Investment Earnings.

4.5.          Measurement Funds.  The Company shall designate Measurement Funds for the valuation of Participant’s Deferral Account as if such Deferral Account held actual assets.  The Measurement Funds may include but shall not be limited to the following funds, as determined by the Company:

(a)           money market funds;

(b)           mutual funds;

(c)           equity funds;

(d)           fixed income funds;

(e)           balanced funds;

(f)            any insurance company’s general account; or

(g)           any special account established and maintained by any insurance company.

The Company shall have the sole discretion to determine the number of Measurement Funds to be designated hereunder and the nature of the funds and may change or eliminate the Measurement Funds designated hereunder from time to time.

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Participants shall direct the allocation of their Deferral Account among the Measurement Funds designated by the Company as though such Deferral Account held actual assets.  Any such directions of investment shall be subject to such rules as the Company and Administrator may prescribe, including, but not limited to, rules concerning the manner of providing investment directions and the frequency of changing such investment directions.  In the event a Participant or former Participant does not direct the investment of any portion of Participant’s Deferral Account, such undirected portion shall be deemed to be invested in the money market fund.

To the extent a portion of the Participant’s Existing Balance includes units of phantom stock ownership, the Participant’s Deferral Account may continue to be allocated to the Company’s stock Measurement Fund or may be allocated to the any of the Plan’s Measurement Funds.  No additional deferral amounts may be allocated to the Company’s stock Measurement Fund.  If a portion of the Participant’s Deferral Account that is credited with a phantom stock ownership measurement is subsequently reallocated to a Measurement Fund, such amount may not be allocated back to the Company’s phantom stock ownership measurement.

Example:  A Participant is credited with a phantom stock ownership balance of 20 units.  The Participant may continue to allocate an amount in the Plan to Company stock up to 20 units.  If the Participant allocates the value of 6 units to a Measurement Fund, the total amount that may be allocated to Company stock from that point forward is 14 units.

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ARTICLE 5

FORMS OF BENEFIT DISTRIBUTIONS

5.1.          Normal Form.  Unless elected to the contrary, the normal form of benefit distributions to a Participant who is eligible therefore pursuant to Article 6 herein shall be the lump sum payment form.

5.2.          Election of Distribution Forms.  Subject to certain restrictions described herein, in lieu of receiving retirement benefits in accordance with the normal form set forth in Article 5.1 herein, a Participant or former Participant who is eligible to receive retirement benefits pursuant to Article 6 herein may elect, in writing, to receive retirement benefits on the basis of any other form of retirement benefits described in Article 5.3 herein.  Any election of another form of retirement benefits shall be made by a Participant at the time the deferral election is submitted.  Any such election may be revoked and made again any number of times as long as such revocation and new election is made at least thirteen (13) months prior to the Benefit Commencement Date.  Such election shall be on a form prescribed for the purpose by the Administrator and signed by the Participant.  Such election shall be deemed to be made when it has been received by the Administrator or designated representative.

5.3.          Forms.  The forms of retirement benefits payable under the Plan are as follows:

Form 1.  Installment Form.  A Participant who receives Benefit Payments under the installment form shall receive a retirement benefit commencing on the Benefit Commencement Date and in the form of up to 20 equal annual installments. If the Participant dies prior to the completion of said installments, the remaining amount shall

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be paid in a lump sum form to the Beneficiary within sixty (60) days following the date of Participant’s death.

Form 2.  Lump Sum Payment Form.  A Participant who receives payment of retirement benefits under the lump sum form shall receive a single sum payment on the Benefit Commencement Date in lieu of payments under Form 1.  Notwithstanding the foregoing, the lump sum form is only available:

(a)         to a Participant in payment of a withdrawal pursuant to Article 6.4 herein;

(b)         to a Participant in payment of a distribution pursuant to Article 12.2 herein upon termination of the Plan; or

(c)         to a Participant who experiences a Termination of Tenure prior to the Normal Retirement Date.

5.4.          Terms and Conditions of Forms.  The forms of retirement benefits described in Article 6.3 herein shall be subject to the following conditions:

(a)           except for lump sum payments, Benefit Payments shall be paid annually on the first day of the Plan Year;

(b)           if any Participant dies before his or her Deferral Account has been paid in full, then any remaining Benefit Payments shall be paid to the Participant’s Beneficiary in a single lump sum form within sixty (60) days following the date of the Participant’s death.

(c)           Participant shall be entitled to designate a new Beneficiary;

(d)           if any Participant is receiving retirement benefits under Form 1 and Participant’s Beneficiary dies after the Benefit Commencement Date, but prior to the death of the Participant, such Participant shall continue to receive the annual retirement benefits payable under such form and shall be entitled to designate a new Beneficiary; or

(e)           for purposes of Benefit Payments under the installment form described in Article 5.3 only, payments shall be calculated on the basis of the value of the Participant’s Deferral Account determined as of the November 1st preceding the last payment date, except that the final payment shall use the current value.

5.5.          Revocation or Modification of Elected Forms.  Any Participant may at any time at least thirteen (13) months before the Benefit Commencement Date:

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(a)           revoke an election previously made under Article 5.2 herein by written notice duly filed with the Administrator or its designated representative in which event the Participant shall be treated the same as though optional election had not been filed; or

(b)           change election from one to another of the forms described in Article 5.3 herein by written notice and designation duly made and filed with the Administrator or its designated representative pursuant to Article 5.2 herein.

5.6.          Consent Not Required.  No consent shall be required of the Company in order to elect another form of retirement benefits or to revoke such an election.

5.7.          Correction of Amounts Payable.  Anything contained in this Article 5 to the contrary notwithstanding, if, after the Retirement or other Termination of Tenure of a Participant, the amount of retirement benefit which would have been payable under the Plan is subject to any deduction, change, offset or correction, then the amount payable to such Participant and the Participant’s Beneficiary shall be adjusted to reflect any such deduction, change, offset or correction.

5.8.          Timing of Payments.  Payments under the Plan shall be made as of the time specified elsewhere in the Plan.  Notwithstanding the foregoing provision of this Article 5 and such other provisions to the contrary, the requirement that a distribution commence on or before a particular date shall not apply if the amount of payment required to be made on such date cannot be ascertained by such date, or the Administrator is unable to locate the Participant or Beneficiary after making reasonable efforts to do so, provided that, within sixty (60) days after such amount can be ascertained or the Participant or Beneficiary is located, a payment is made retroactive to such date.  This Article 5 is not intended to permit a Participant or Beneficiary to elect to defer payment beyond the dates otherwise provided therefore in the Plan.

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ARTICLE 6

BENEFIT DISTRIBUTION EVENTS

6.1.      Normal Retirement.  A Participant who continues to be a Director until the Normal Retirement Date shall receive a distribution of the amount credited to Participant’s Deferral Account hereunder, in such form as is provided in Article 5 herein.  The Benefit Commencement Date for a Participant who retires from the Board on or after the Normal Retirement Date shall be the date elected by the Participant, not to exceed the January 1st immediately following the Participant’s 75th birthday.

6.2.      Termination of Tenure Prior to Normal Retirement Date.  A Participant who has a Termination of Tenure prior to Normal Retirement Date shall receive a distribution of the amounts credited to Participant’s Deferral Account hereunder, in the form of a lump sum payment, as is provided in Article 5.3 herein.  The Benefit Commencement Date for a Participant who has a Termination of Tenure prior to Normal Retirement Date shall be as soon as administratively feasible, but no later than sixty (60) days following the date of such Termination of Tenure.

6.3.      Death.  A Participant who dies prior to receipt of any unpaid balance hereunder shall have distributed in accordance with Article 5.7 to the Participant’s Beneficiaries the amounts credited to the Participant’s Deferral Account hereunder.

6.4.      Withdrawal Rights and Preretirement Distributions.

(a)           Withdrawal Rights Following Change of Control.  Upon a Change of Control, the  Company may elect in its sole discretion to distribute in a lump sum payment as described in Article 6.3 herein, the amounts credited to the Participant’s Deferral Account.

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(b)           Hardship Withdrawal.  In the event that the Administrator, upon application of a Participant, determines in its sole discretion, that the Participant has suffered an “unforeseeable financial emergency” as defined for purposes of Section 457 of the Code, the Company shall first suspend Deferral Amounts for the remainder of the then current Plan Year and then pay to the Participant an amount, not in excess of the sum of the Participant’s Deferral Account necessary to satisfy the emergency.  For purposes of the Plan, an unforeseeable financial emergency is an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant if the distribution were not permitted, as may result from illness, casualty loss or sudden financial reversal.  Cash needs arising from foreseeable events, such as the purchase of a residence or education expenses for children, shall not be considered the result of an unforeseeable financial emergency.  Such distribution shall be made in a lump sum payment as described in Article 5.3 herein.  To the extent of such withdrawal, the Participant’s Account balances shall be cancelled.

(c)           Preretirement Distributions.  In the event that the Participant, in accordance with Article 4.1(c) herein, has elected to defer a portion of compensation to a specific date, such payments shall be made as either a lump sum or up to five annual installments as of such specified date, subject to the superseding provisions of Article 4.1(d) herein.

6.5           Benefit Payment Delay in the Event of Allegations.  In the event the Company levies allegations of embezzlement, theft or similar allegations against the Participant, Benefit Payments to the Participant shall be delayed until the date a final adjudication is reached.  If such allegations are found to be true, the Participant’s Deferral Account shall be forfeited to the extent necessary to provide restitution.  Any forfeiture of the Participant’s Deferral Account shall be offset by any amounts outside the Plan the Participant uses to provide restitution.

6.6           Election of Benefit Commencement Date.  A participant shall elect the Benefit Commencement Date including form of the distribution, at the time the Deferral Election is submitted.  A Participant may subsequently change such election if the change is submitted at least thirteen (13) months prior to such earlier Benefit Commencement Date.  Such election shall be in a form prescribed for this purpose by the Administrator and

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signed by the Participant.  Such election shall be deemed to be made when it shall have been received by the Administrator or designated representative.

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ARTICLE 7

BENEFICIARIES

7.1.          Automatic Beneficiary.  Unless a Participant or former Participant has designated a Beneficiary in accordance with the provisions of Article 7.2 herein, the Participant’s Beneficiary shall be deemed to be the person or persons in the first of the following classes in which there are any survivors of such Participant or former Participant:

(a)           spouse at the time of Participant’s death;

(b)           issue, per stirpes;

(c)           parents; or

(d)           executor or administrator of Participant’s estate.

7.2.          Designated Beneficiary or Beneficiaries. A Participant or former Participant may sign a document designating a Beneficiary or Beneficiaries to receive any benefit payable under Article 6.3.  In the event a Participant or former Participant dies at a time when a designation is on file which does not dispose of the total benefit distributable under Article 6.3, then the portion of such benefit distributable on behalf of said Participant or former Participant, the disposition of which was not determined by the deceased Participant’s or former Participant’s designation, shall be distributed to a Beneficiary determined under Article 6.3.  Any ambiguity in a Participant’s or former Participant’s Beneficiary designation shall be resolved by the Administrator.

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ARTICLE 8

RIGHTS OF PARTICIPANTS AND BENEFICIARIES

8.1.          Creditor Status of Participant and Beneficiary. The Plan constitutes the unfunded, unsecured promise of the Company to make Benefit Payments to each Participant and Beneficiary in the future and shall be a liability solely against the general assets of the Company or Affiliated Company, as applicable.  The Company or Affiliated Company, as applicable, shall not be required to segregate, set aside or escrow any amounts for the benefit of any Participant or Beneficiary.  Each Participant and Beneficiary shall have the status of a general unsecured creditor of the Company or Affiliated Company, as applicable, and may look only to the Company or Affiliated Company, as applicable, and their general assets for payment of benefits under the Plan.

8.2.          Rights with Respect to a Trust.  Any trust and any assets held thereby to assist the Company or Affiliated Company, as applicable, in meeting their obligations under the Plan, shall in no way be deemed to controvert the provisions of Article 8.1 herein.

8.3.          Investments.  In its sole discretion, the Company or Affiliated Company, as applicable, may acquire insurance policies, annuities or other financial vehicles for the purpose of providing future assets of the Company or Affiliated Company, as applicable, to meet their anticipated liabilities under the Plan.  Such policies, annuities or other investments shall at all times be and remain unrestricted general property and assets of the Company or Affiliated Company, as applicable, or property of a trust.  Participants and Beneficiaries shall have no rights, other than as general creditors, with respect to such policies, annuities or other acquired assets.

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ARTICLE 9

TRUST

9.1.          Establishment of Trust.  Notwithstanding any other provision or interpretation of the Plan, the Company or Affiliated Company, as applicable, may establish a trust in which to hold cash, insurance policies or other assets to be used to make, or reimburse the Company or Affiliated Company, as applicable, for, payments to the Participants or Beneficiaries of all or part of the benefits under the Plan.  Any trust assets shall at all times remain subject to the claims of general creditors of the Company or Affiliated Company, as applicable, in the event of their insolvency as more fully described in the trust.

9.2.          Obligations of the Company.  Notwithstanding the fact that a Trust may be established under Article 9.1 herein, the Company or Affiliated Company, as applicable, shall remain liable for paying the benefits under the Plan.  However, any payment of benefits to a Participant or a Beneficiary made by such a trust shall satisfy the Company’s or Affiliated Company, as applicable, obligation to make such payment to such person.

9.3.          Trust Terms.  A trust established under Article 9.1 herein may be revocable by the Company or Affiliated Company, as applicable; provided, however, that such a trust may become irrevocable in accordance with its terms in the event of a Change of Control.  Such a Trust may contain such other terms and conditions as the Company or Affiliated Company, as applicable, may determine to be necessary or desirable.  The Company or Affiliated Company, as applicable, may terminate or amend a trust established under Article 9.1 herein at any time, and in any manner it deems necessary or desirable, subject

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to the preceding sentence and the terms of any agreement under which any such trust is established or maintained.

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ARTICLE 10

CLAIMS PROCEDURE

10.1.        Claim for Benefits.  Any claim for benefits under the Plan shall be made in writing to the Administrator in such a manner as the Administrator shall reasonably prescribe.  The Administrator shall process each such claim and determine entitlement to benefits within thirty (30) days following the receipt of a completed application for benefits unless special circumstances require an extension of time for processing the claim.  If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial thirty (30) day period.  In no event shall such extension exceed a period of thirty (30) days from the end of such initial period.  The extension notice shall indicate the special circumstances requiring an extension of time and the date as of which the Administrator expects to render the final decision.

If such a claim is wholly or partially denied by the Administrator, the Administrator shall notify the claimant of the denial of the claim in writing, delivered in person or mailed by first class mail to the claimant’s last known address.  Such notice of denial shall contain:

(a)           the specific reason or reasons for denial of the claim;

(b)           a reference to the relevant Plan provisions upon which the denial is based;

(c)           a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why such material or information is necessary; and

(d)           an explanation of the Plan’s claim review procedure.

If no such notice is provided, and if the claim has not been granted within the time specified above, the claim shall be deemed denied and subject to review as described

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below.  The interpretations, determinations and decisions of the Administrator shall be final and binding upon all persons with respect to any right, benefit and privilege hereunder, subject to the review procedures set forth in this Article 10.

10.2.        Request for Review of a Denial of a Claim for Benefits.  Any claimant or authorized representative of the claimant whose claim for benefits under the Plan has been denied or deemed denied, in whole or in part, by the Administrator may upon written notice delivered to the Appeals Committee request a review by the Appeals Committee of such denial of Participant’s claim for benefits.  Such claimant shall have sixty (60) days from the date the claim is deemed denied, or sixty (60) days from receipt of the notice denying the claim, as the case may be, in which to request such a review.  The claimant’s notice must specify the relief requested and the reason such claimant believes the denial should be reversed.

10.3.        Appeals Procedure.  The Appeals Committee is hereby authorized to review the facts and relevant documents, including the Plan document, to interpret the Plan and other relevant documents and to render a decision on the appeal of the claimant.  Such review may be made by written briefs submitted by the claimant and the Administrator or at a hearing, or by both, as shall be deemed necessary by the Appeals Committee.  Upon receipt of a request for review, the Appeals Committee shall schedule a hearing to be held (subject to reasonable scheduling conflicts) not less than thirty (30) nor more than forty-five (45) days from the receipt of such request.  The date and time of such hearing shall be designated by the Appeals Committee upon not less than fifteen (15) days notice to the claimant and the Administrator unless both accept shorter notice.  The notice shall specify that such claimant must indicate, in writing, at least five (5) days in advance of

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the time established for such hearing, Claimant’s intention to appear at the appointed time and place, or the hearing will automatically be canceled.  The reply shall specify any other persons who will accompany Claimant to the hearing, or such other persons will not be admitted to the hearing.  The Appeals Committee shall make every effort to schedule the hearing on a day and at a time which is convenient to both the claimant and the Administrator.  The hearing will be scheduled at the Company’s headquarters unless the Appeals Committee determines that another location would be more appropriate.  The claimant, or the claimant’s duly authorized representative, may review all pertinent documents relating to the claim in preparation for the hearing and may submit issues and comments in writing prior to or during the hearing.

10.4.        Decision upon Review of Denial of Claim for Benefits.  After the review has been completed, the Appeals Committee shall render a decision, in writing, a copy of which shall be sent to both the claimant and the Administrator.  In making its decision, the Appeals Committee shall have full power, authority, and discretion to determine any and all questions of fact, resolve all questions of interpretation of this instrument or related documents which may arise under any of the provisions of the Plan or such documents as to which no other provision for determination is made hereunder, and exercise all other powers and discretions necessary to be exercised under the terms of the Plan which it is herein given or for which no contrary provision is made and to determine the right to benefits of, and the amount of benefits, if any, payable to, any person in accordance with the provisions of the Plan.  The Appeals Committee shall render a decision on the claim review promptly, but not more than sixty (60) days after the receipt of the claimant’s request for review, unless a hearing is held, in which case the sixty (60) day period shall

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be extended to thirty (30) days after the date of the hearing.  Such decision shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and shall contain specific references to the pertinent provisions of the Plan and related documents upon which the decision is based.  The decision on review shall be furnished to the claimant within the appropriate time described above.  If the decision on review is not furnished within such time, the claim shall be deemed denied on review at the end of such period.  There shall be no further appeal from a decision rendered by the Appeals Committee.  The decision of the Appeals Committee shall be final and binding in all respects on the Administrator, the Company and the claimant.  Except as otherwise provided by law, the review procedures of this Article 10 shall be the claimant’s sole and exclusive remedy and shall be in lieu of all actions at law, in equity, pursuant to arbitration or otherwise.

10.5.        Establishment of Appeals Committee.  The Board shall appoint the members of an Appeals Committee which shall consist of three (3) or more members.  The members of the Appeals Committee shall remain in office at the will of the Board, and the Board, from time to time, may remove any of said members of the Appeals Committee with or without cause.  A member of the Appeals Committee may resign upon written notice to the remaining member or members of the Appeals Committee and to the Board, respectively.  The fact that a person is a Participant or a former Participant or a prospective Participant shall not disqualify the Participant from acting as a member of the Appeals Committee, nor shall any member of the Appeals Committee be disqualified from acting on any question because of Participant’s interest therein, except that no member of the Appeals Committee may act on any claim which such member has

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brought as a Participant, former Participant or Beneficiary under the Plan.  In case of death, resignation or removal of any member of the Appeals Committee, the remaining members shall act until a successor-member shall be appointed by the Board.  At the Administrator’s request, the Secretary of the Company shall notify the Administrator in writing of the names of the original members of the Appeals Committee, of any and all changes in the membership of the Appeals Committee, of the member designated as Chairman, and the member designated as Secretary, and of any changes in either office.  Until notified of a change, the Administrator shall be protected in assuming that there has been no change in the membership of the Appeals Committee or the designation of Chairman or of Secretary since the last notification was filed with it.  The Administrator shall be under no obligation at any time to inquire into the membership of the Appeals Committee or its officers.  All communications to the Appeals Committee shall be addressed to its Secretary at the address of the Company.  Unless the Board shall appoint others as the Appeals Committee, the three (3) oldest Board members with the longest period of active service on the Board shall constitute such Committee.

10.6.        Operations of Appeals Committee.  On all matters and questions, a decision of a majority of the members of the Appeals Committee shall govern and control.  Meetings may be held in person or by electronic means.  In lieu of a meeting, decisions may be made by unanimous written consent.  The Appeals Committee shall appoint one of its members to act as its Chairman and another member to act as Secretary.  The terms of office of these members shall be determined by the Appeals Committee, and either or both the Secretary and Chairman may be removed by the other members of the Appeals Committee for any reason which such other members may deem just and proper.  The Secretary shall do all

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things directed by the Appeals Committee.  Although the Appeals Committee shall act by decision of a majority of its members as above provided, nevertheless in the absence of written notice to the contrary, every person may deal with the Secretary and consider Secretary’s acts as having been authorized by the Appeals Committee.  Any notice served or demand made on the Secretary shall be deemed to have been served or made upon the Appeals Committee.

10.7.        Special Provisions Relating to Change of Control.  In the event of a Change of Control, notwithstanding the contrary provisions of this Article, for the two (2) year period following such Change of Control, the three (3) Participants having the greatest amounts accrued under the Plan shall assume the responsibilities of the Appeals Committee set forth in this Article.  If one or more of them shall not be able to serve or continue to serve, the individual or individuals, as applicable, having the next largest amounts accrued under the Plan will serve in such Participant’s place.  If at any time during such two (2) year period fewer than three (3) Participants have amounts accrued under the Plan, such Participant or Participants shall perform the duties of the Appeals Committee.  If only one (1) Participant has amounts accrued under the Plan, the Appeals Committee shall not consist of such Participant but of an individual as the Participant and the Company shall agree.  If Participant and the Company fail to agree on a single individual, the Appeals Committee shall consist of three (3) Participants, one appointed by the Company, one appointed by the Participant claiming benefits hereunder, and a third selected by the other two (2).

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ARTICLE 11

ADMINISTRATION

11.1.        Appointment of Administrator.  The Board shall appoint the Administrator which shall be any person(s), corporation or partnership (including the Company itself) as the Board shall deem desirable in its sole discretion.  The Administrator may be removed or resign upon thirty (30) days written notice or such lesser period of notice as is mutually agreeable.  Unless the Board appoints another Administrator, the Compensation Committee shall be the Administrator.

11.2.        Powers and Duties of the Administrator.  Except as expressly otherwise set forth herein, the Administrator shall have the authority and responsibility granted or imposed on an “administrator” by ERISA.  The Administrator shall determine any and all questions of fact, resolve all questions of interpretation of the Plan which may arise under any of the provisions of the Plan as to which no other provision for determination is made hereunder, and exercise all other powers and discretions necessary to be exercised under the terms of the Plan which it is herein given or for which no contrary provision is made.  The Administrator shall have full power and discretion to interpret the Plan and related documents, to resolve ambiguities, inconsistencies and omissions, to determine any question of fact, and to determine the rights and benefits, if any, of any Participant or other applicant, in accordance with the provisions of the Plan.  Subject to the provisions of any claims procedure hereunder, the Administrator’s decision with respect to any matter shall be final and binding on all parties concerned, and neither the Administrator nor any of its directors, officers, employees or delegates nor, where applicable, the directors, officers or employees of any delegate, shall be liable in that regard except for

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gross abuse of the discretion given it and them under the terms of the Plan.  All determinations of the Administrator shall be made in a uniform, consistent and nondiscriminatory manner with respect to all Participants and Beneficiaries in similar circumstances.  The Administrator, from time to time, may designate one or more persons or agents to carry out any or all of its duties hereunder.

11.3.        Engagement of Advisors. The Administrator may employ actuaries, attorneys, accountants, brokers, employee benefit consultants, and other specialists to render advice concerning any responsibility the Administrator, Appeals Committee or Compensation Committee has under the Plan.  Such persons may also be advisors to the Company.

11.4.        Payment of Costs and Expenses. The costs and expenses incurred in the administration of the Plan shall be paid in either of the following manners as determined by the Company in its sole discretion:

(a)           the expenses may be paid directly by the Company; or

(b)           the expenses may be paid out of the trust, if any (subject to any restriction contained in such trust or required by law).

Such costs and expenses include those incident to the performance of the responsibilities of the Administrator, Appeals Committee or Compensation Committee, including but not limited to, claims, administration fees and costs, fees of accountants, legal counsel and other specialists, bonding expenses, and other costs of administering the Plan.  Notwithstanding the foregoing, in no event will any person serving in the capacity of Administrator, Appeals Committee member or Compensation Committee member who is a full-time employee of the Company be entitled to any compensation for such services.

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ARTICLE 12

AMENDMENT AND TERMINATION

12.1.        Power to Amend or Terminate. Except as otherwise provided herein following a Change of Control, the Plan may be amended by the Company at any time, and may be terminated by the Company at any time, but no such amendment, modification or termination shall reduce the amounts credited to the Deferral Account of any Participant, determined as of the date of such amendment, modification or termination.  Such amendment or termination shall be in writing, executed by two or more Directors of the Company whose actions are authorized or ratified by the Board.  The Plan may not be amended (but may be terminated) during the two (2) year period following a Change of Control except that amendments may be made as required by law.

12.2.        Effects of Plan Termination.  If the Plan is terminated, then, on and after the effective date of such termination, all deferrals and allocations hereunder shall cease.  Thereafter, the amounts credited to the Deferral Account of each Participant as of the effective date of such termination shall be distributed to such Participant in the lump sum form described in Article 6.3 herein as soon as reasonably feasible but no later than ninety (90) days after the date of such termination.

12.3.        No Liability for Plan Amendment or Termination.  Neither the Company, any officer, Employee nor Director thereof shall have any liability as a result of the amendment or termination of the Plan.  Without limiting the generality of the foregoing, the Company shall have no liability for terminating the Plan notwithstanding the fact that a Participant may have expected to make future deferrals and have future allocations made on Participant’s behalf hereunder had the Plan remained in effect.

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ARTICLE 13

MISCELLANEOUS

13.1.        Non-Alienation.  No benefits or amounts credited to any Deferral Account under the Plan shall be subject in any manner to be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, attached, garnished or charged in any manner (either at law or in equity), and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, attach, garnish or charge the same shall be void; nor shall any such benefits or amounts in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefits or amounts as are herein provided to Participant.

13.2.        Tax Withholding.  The Company may withhold from a Participant’s compensation or any payment made by it under the Plan such amount or amounts as may be required for purposes of complying with the tax withholding or other provisions of the Code, or the Social Security Act, or any state or local income, or employment tax act or for purposes of paying any estate, inheritance or other tax attributable to any amounts payable hereunder.

13.3.        Incapacity.  If the Administrator determines that any Participant or other person entitled to payments under the Plan is incompetent by reason of physical or mental disability and is consequently unable to give a valid receipt for payments made hereunder, or is a minor, the Administrator may order the payments becoming due to such person to be made to another person for Participant’s benefit, without responsibility on the part of the Administrator to follow the application of amounts so paid.  Payments made pursuant to this Article shall completely discharge the Administrator, the Company and the Appeals Committee with respect to such payments.

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13.4.        Administrative Forms.  All applications, elections and designations in connection with the Plan made by a Participant or other person shall become effective only when duly executed on forms or via the Plan’s Participant Access System as provided by the Administrator and filed with the Administrator.

13.5.        Independence of Plan.  Except as otherwise expressly provided herein, the Plan shall be independent of, and in addition to, any other benefit agreement or plan of the Company or any rights that may exist from time to time thereunder.

13.6.        No Rights to Continued Service Created.  The Plan shall not be deemed to constitute a contract conferring upon any Participant the right to remain on the Board of the Company or any Affiliated Company for any period of time.

13.7.        Responsibility for Legal Effect.  Neither the Company, the Administrator, the Compensation Committee, Appeals Committee nor any officer, member, delegate or agent of any of them, makes any representations or warranties, express or implied, or assumes any responsibility concerning the legal, tax, or other implications or effects of the Plan.  Without limiting the generality of the foregoing, the Company shall not have any liability for the tax liability which a Participant may incur resulting from participation in the Plan or the payment of benefits hereunder.

13.8.        Limitation of Duties.  The Company, the Compensation Committee, the Administrator, the Appeals Committee, and their respective officers, members, employees and agents shall have no duty or responsibility under the Plan other than the duties and responsibilities expressly assigned to them herein or delegated to them pursuant hereto.  None of them shall have any duty or responsibility with respect to the duties or responsibilities assigned or delegated to another of them.

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13.9.        Limitation of Sponsor Liability.  Any right or authority exercisable by the Company, pursuant to any provision of the Plan, shall be exercised in the Company’s capacity as sponsor of the Plan, or on behalf of the Company in such capacity, and not in a fiduciary capacity, and may be exercised without the approval or consent of any person in a fiduciary capacity.  Neither the Company, nor any of its respective officers, members, employees, agents and delegates, shall have any liability to any party for its exercise of any such right or authority.

13.10.      Successors.  The terms and conditions of the Plan shall inure to the benefit of and bind the Company, the Affiliated Company, as applicable, and their successors, the Participants, their Beneficiaries and the personal representatives of the Participants and their Beneficiaries.

13.11.      Controlling Law.  The Plan shall be construed in accordance with the laws of the State of Illinois to the extent not preempted by laws of the United States.

13.12.      Notice.  Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

Old Second Bancorp, Inc.

37 South River Street

Aurora, Illinois  60506

Attn:  Administrator, Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan for Directors

13.13.      Headings and Titles.  The Article headings and titles of Articles used in the Plan are for convenience of reference only and shall not be considered in construing the Plan.

13.14.      General Rules of Construction.  The masculine gender shall include the feminine and neuter, and vice versa, as the context shall require.  The singular number shall include the

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plural, and vice versa, as the context shall require.  The present tense of a verb shall include the past and future tenses, and vice versa, as the context may require.

13.15.      Severability.  In the event that any provision or term of the Plan, or any agreement or instrument required by the Administrator hereunder, is determined by a judicial, quasi-judicial or administrative body to be void or not enforceable for any reason, all other provisions or terms of the Plan or such agreement or instrument shall remain in full force and effect and shall be enforceable as if such void or nonenforceable provision or term had never been a part of the Plan, or such agreement or instrument except as to the extent the Administrator determines such result would have been contrary to the intent of the Company in establishing and maintaining the Plan.

13.16.      Indemnification.  The Company shall indemnify, defend, and hold harmless any Employee, Officer or Director of the Company for all acts taken or omitted in carrying out the responsibilities of the Company, Compensation Committee, Administrator or Appeals Committee under the terms of the Plan or other responsibilities imposed upon such individual by law.  This indemnification for all such acts taken or omitted is intentionally broad, but shall not provide indemnification for any civil penalty that may be imposed by law, nor shall it provide indemnification for embezzlement or diversion of Plan funds for the benefit of any such individual.  The Company shall indemnify any such individual for expenses of defending an action by a Participant, Beneficiary, service provider, government entity or other person, including all legal fees and other costs of such defense.  The Company shall also reimburse any such individual for any monetary recovery in a successful action against such individual in any federal or state court or arbitration.  In addition, if a claim is settled out of court with the concurrence of the

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Company, the Company shall indemnify any such individual for any monetary liability under any such settlement, and the expenses thereof.  Such indemnification will not be provided to any person who is not a present or former Employee, Officer or Director of the Company nor shall it be provided for any claim by a Participating Company against any such individual.

IN WITNESS WHEREOF, Old Second Bancorp, Inc., by its appropriate officers duly authorized, has caused the Plan to be executed and adopted as of the 15th day of March, 2004.

Old Second Bancorp, Inc.

By	/s/ William B. Skoglund	Date	3/15/2004

Chairman, President & CEO

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OLD SECOND BANCORP, INC.

AMENDED AND RESTATED
VOLUNTARY DEFERRED COMPENSATION PLAN
FOR EXECUTIVES

PLAN DOCUMENT

TABLE OF CONTENTS

ARTICLE	DESCRIPTION

1	NAME AND PURPOSE

2	DEFINITIONS

3	ELIGIBILITY AND PARTICIPATION

4	COMPENSATION REDUCTION AND DEFERRAL ACCOUNT

5	FORMS OF RETIREMENT BENEFITS

6	ELIGIBILITY FOR RETIREMENT AND RELATED BENEFITS

7	BENEFICIARIES

8	RIGHTS OF PARTICIPANTS AND BENEFICIARIES

9	TRUST

10	CLAIMS PROCEDURE

11	ADMINISTRATION

12	AMENDMENT AND TERMINATION

13	MISCELLANEOUS

OLD SECOND BANCORP, INC.

AMENDED AND RESTATED
VOLUNTARY DEFERRED COMPENSATION PLAN FOR EXECUTIVES

The Old Second Bancorp, Inc., Amended and Restated Voluntary Deferred Compensation Plan for Executives (hereinafter referred to as “the Plan”) is hereby adopted by Old Second Bancorp, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware and its subsidiaries (hereinafter referred to as “Company”);

WITNESSETH:

WHEREAS, the Company now desires to amend and restate the Plan to make certain desired changes to the plan;

WHEREAS, the Company previously adopted the Plan in order to permit certain employees of the Company who are deemed to be management and/or highly compensated employees (hereinafter referred to as “Participant(s)”) to make deferrals of their compensation; and

NOW, THEREFORE, the Company hereby adopts the amended and restated Plan, effective March 15, 2004, as follows:

ARTICLE 1

NAME AND PURPOSE

1.1.          Name.  The name of the Plan shall be the OLD SECOND BANCORP, INC., AMENDED AND RESTATED VOLUNTARY DEFERRED COMPENSATION PLAN FOR EXECUTIVES.

1.2.          Purpose.  The Plan is hereby established to provide unfunded deferred compensation to certain select employees of the Company and the Affiliated Companies under certain conditions specified herein.

1.3.          Plan for a Select Group.  The Plan shall only cover employees of the Company, and the Affiliated Companies, who are members of a “select group of management or highly compensated employees” within the meaning of Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of ERISA (as defined hereinafter).  The Company shall have the authority to take any and all actions necessary or desirable in order for the Plan to satisfy the requirements set forth in ERISA and the regulations thereunder applicable to plans maintained for Participants who are members of a select group of management or highly compensated employees.  Moreover, the Plan at all times shall be administered in such a manner, and benefits hereunder shall be so limited, notwithstanding any contrary provision of the Plan, in order that the Plan shall constitute such a plan.

1.4.          Not a Funded Plan.  It is the intention and purpose of the Company and the Affiliated Companies that the Plan shall be deemed to be “unfunded” for tax purposes and deemed a plan as would properly be described as “unfunded” for purposes of Title I of ERISA.  The Plan shall be administered in such a manner, notwithstanding any contrary provision of the Plan, in order that it will be so deemed and would be so described.

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ARTICLE 2

DEFINITIONS

Unless the context otherwise indicates, the following words used herein shall have the following meanings wherever used in this instrument:

2.1.          Administrator.  The word “Administrator” shall mean the person or persons, corporation or partnership designated as Administrator under Article 11 herein.

2.2.          Affiliated Company.  The words “Affiliated Company” shall mean any corporation or business organization that, directly or indirectly, through one or more intermediaries’ controls, is controlled by, or is under common control of the Company, and particularly shall mean any corporation of which eighty percent (80%) of the voting stock is directly or indirectly owned by the Company.

2.3.          Appeals Committee.  The words “Appeals Committee” shall mean the Appeals Committee established pursuant to Article 10 herein.

2.4.          Base Salary.  The words “Base Salary” shall mean a Participant’s base remuneration for services rendered to the Company as an Employee and while a Participant.  A Participant’s Base Salary will not be reduced by any of the following:

(a)           amounts which are excluded from taxable income under Sections 125, 402(e)(3) and 402(h) of the Code (as defined hereinafter); and

(b)           amounts which are excluded from taxable income because they are deferred by the Participant under a plan similar to the Plan.

However, Base Salary shall not include any bonus amounts, incentive payments, commission payments, fringe benefits, special benefits, perquisites, or matching or employer contributions under any benefit plan of the Company.

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2.5.          Beneficiary.  The word “Beneficiary” shall mean any person who receives, or is designated to receive payment of any benefit under the terms of the Plan because of the participation of a Participant in the Plan.

2.6.          Benefit Commencement Date.  The words “Benefit Commencement Date” shall mean the first date as of which benefits are to be paid pursuant to the terms of the Plan.

2.7.          Benefit Payment.  The words “Benefit Payment” shall mean the benefit as set forth in Article 5 and Article 6, as applicable.

2.8.          Board.  The word “Board” shall mean the Board of Directors of Old Second Bancorp, Inc. or any of its Affiliated Companies, as applicable.

2.9.          Bonus.  The word “Bonus” shall mean a Participant’s cash bonus, incentive payments and commissions for services rendered to the Company as an Employee and while a Participant.  A Participant’s Bonus will not be reduced by any of the following:

(a)           amounts which are excluded from taxable income under Sections 125, 402(e)(3) and 402(h) of the Code (as defined hereinafter); and

(b)           amounts which are excluded from taxable income because they are deferred by the Participant under a plan similar to the Plan.

However, a Bonus shall not include fringe benefits, special benefits, perquisites, or matching or employer contributions under any benefit plan of the Company.

2.10.        Change of Control.  The words “Change of Control” shall be deemed to have occurred upon the first to occur of any of the following events:

(a)           Any person other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

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(b)           During any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new Director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c)           The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent (80%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or with respect to employees of an Affiliated Company, of such employee’s Affiliated Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s or such Affiliated Company’s assets.

However, in no event shall a Change of Control be deemed to have occurred, with respect to a Participant if the Participant is part of a purchasing group which consummates the Change of Control transaction.  The Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant in the purchase company or group (except for (i) passive ownership of less than two percent (2%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change of Control by a majority of the nonemployee continuing Directors).”

2.11.        Code.  The word “Code” shall mean the Internal Revenue Code of 1986 and any regulations or other pronouncements promulgated thereunder.  Whenever a reference is made herein to a specific Code section, such reference shall be deemed to include any successor Code section having the same or a similar purpose.

2.12.        Company.  The word “Company” shall mean Old Second Bancorp, Inc., its subsidiaries and any successor corporation or business organization which shall assume the duties and obligations of Old Second Bancorp, Inc., under the Plan.

2.13.        Compensation Committee.  The words “Compensation Committee” shall mean the Compensation Committee of the Board of the Company or any successor thereto.

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2.14.        Deferral Account.  The words “Deferral Account” shall mean the bookkeeping account maintained by the Administrator on behalf of each Participant to reflect the Participant’s Deferral Amounts for each Plan Year and all earnings, gains and losses thereon.

2.15.        Deferral Amount.  The words “Deferral Amount” shall mean for each Participant an amount equal to the amount by which the Participant’s Base Salary and Bonus are reduced by means of a Deferral Election pursuant to Article 4 herein.  Deferral Amount shall also include any Preexisting Balance.

2.16.        Deferral Election.  The words “Deferral Election” shall mean a percentage or whole dollar amount of Base Salary and/or Bonus that the Participant elects to defer to the Plan pursuant to Article 4 herein.

2.17.        Director.  The word “Director” shall mean a member of the Board.

2.18.        Effective Date.  The words “Effective Date” shall mean the date the Plan becomes effective, the date of which is  March 15, 2004.

2.19.        Employee.  The word “Employee” shall mean any common-law employee of the Company or an Affiliated Company, whether or not a Director, but excluding any person serving only in the capacity of Director.

2.20.        ERISA.  The acronym “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, and any regulations or other pronouncements promulgated thereunder.  Whenever a reference is made herein to a specific ERISA Section, such reference shall be deemed to include any successor ERISA Section having the same or a similar purpose.

2.21.        Measurement Funds.  The words “Measurement Funds” shall mean hypothetical investments the Participant may elect to value his or her Deferral Account balance.

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2.22.        Normal Retirement Date.  The words “Normal Retirement Date” shall mean the date on which a Participant attains age sixty-five (65).

2.23.        Participant.  The word “Participant” shall mean any eligible Employee who has performed all the acts required by the Plan to become a Participant, who has become a Participant in accordance with Article 3 herein, and who remains a Participant hereunder.

2.24.        Participant Access System.  The words “Participant Access System” shall mean the online administration system that provides participants with continual access to Deferral Account balances and important Plan information, as well as the ability to reallocate Measurement Funds.

2.25.        Plan.  The word “Plan” shall mean the Old Second Bancorp, Inc., Amended and Restated Voluntary Deferred Compensation Plan for Executives as set forth herein, effective as of the Effective Date, and as it may be later amended.

2.26.        Plan Year. The words “Plan Year” shall mean the twelve (12) month period ending on December 31 in each calendar year.  The first Plan Year shall be March 15, 2004 through December 31, 2004.

2.27.        Preexisting Balance.  The words “Preexisting Balance” shall mean a Participant’s balance, if any, in the Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan as of March 14, 2004.

2.28.        Preretirement Distribution Election.  The words “Preretirement Distribution Election” shall mean a percentage or whole dollar amount of the Participant’s Deferral Amount for the Plan Year which the Participant elects to defer until a date prior to Retirement as specified by the Participant pursuant to Article 4 herein.

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2.29.        Retire or Retirement.  The word “Retire” or “Retirement” shall mean a Termination of Employment of a Participant, whether voluntary or involuntary, on or after the Normal Retirement Date.

2.30.        Termination Date.  The words “Termination Date” shall mean the date as of which the Company ceases to sponsor and maintain the Plan.

2.31.        Termination of Employment. The words “Termination of Employment” shall mean for any Employee the occurrence of any one of the following events:

(a)           Employee is discharged by the Company unless Employee is subsequently reemployed and given pay back to date of discharge;

(b)           Employee voluntarily terminates employment with the Company or

(c)           Employee Retires from employment with the Company.

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ARTICLE 3

ELIGIBILITY AND PARTICIPATION

3.1.          Eligibility.  The Compensation Committee may, from time to time, in its discretion, designate one or more Employees as eligible to participate in the Plan.

3.2.          Participation.  Each Employee who has been designated as eligible to participate in the Plan shall become a Participant on or as of the date of designation as an Employee eligible to participate in the Plan, or as soon thereafter as Employee reasonably can be enrolled in the Plan, provided that Employee complies with appropriate administrative requirements for enrollment of Participants, and shall remain a Participant until the earlier of (a) the date of Participant’s Termination of Employment, or (b) the cessation of Participant status pursuant to Article 3.3 herein.

3.3.          Cessation of Participation Initiated by the Compensation Committee.  In the event that the Compensation Committee determines, in its sole discretion, that a Participant is not, or may not be, a member of a “select group of management or highly compensated employees” within the meaning of Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of ERISA, then the Compensation Committee may, in its sole discretion, terminate such Participant’s participation in the Plan.  In the event of such termination of participation:

(a)           such Participant shall no longer be permitted to make deferrals or be credited with allocations hereunder; and

(b)           the Compensation Committee shall direct that such actions be taken which, in its sole discretion, most closely adhere to the terms of the Plan while not putting at risk its status as a plan maintained for a “select group of management or highly compensated employees” as referred to above.

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ARTICLE 4

SALARY AND BONUS REDUCTION AND DEFERRAL ACCOUNT

4.1.          Deferral Elections.  If a Participant makes a Deferral Election under the Plan for a Plan Year, then a portion of the Base Salary and/or Bonus which would normally be paid to the Participant by or through the Company or an Affiliated Company shall be retained by the Company or an Affiliated Company, as applicable, and, in lieu thereof, an amount equal thereto, shall constitute a Deferral Amount hereunder and shall be credited to the Participant’s Deferral Account pursuant to Article 4.3 herein.  Such elections shall be subject to the following rules:

(a)           Base Salary Deferral.  With respect to each Plan Year, a Participant may elect to defer a portion of Base Salary by making a Deferral Election via the Participant Access System or in writing as is required by the Administrator prior to deferral hereunder.  A Participant’s Deferral Election shall specify a stated percentage or dollar amount of the Participant’s Base Salary, which specified percentage or dollar amount shall not exceed one hundred percent (100%) of the Participant’s Base Salary, less amounts necessary to satisfy employee tax obligations or elections made as part of the Company’s other benefit plans.  The amount so elected under the Deferral Election shall be credited to the Participant’s Deferral Account under the Plan.  No Salary Deferral Election shall be effective with respect to Base Salary paid before:

(i)            the date of receipt by the Administrator of a Deferral Election in a form acceptable to the Administrator for the Participant’s first Plan Year of participation in the Plan;

(ii)           the first day of the Plan Year with respect to subsequent Plan Years, provided the Administrator has received the Deferral Election in a form acceptable to the Administrator prior to such first day; and

(iii)          the satisfactory completion, as determined by the Administrator, of any other Participant requirements.

(b)           Bonus Deferral.  With respect to each Plan Year, a Participant may elect to defer all or a portion of Participant’s Bonus by making a Deferral Election via the Participant Access System or in writing as is required by the Administrator prior to deferral hereunder.  A Participant’s Deferral Election shall specify a stated percentage or dollar amount of the Participant’s Bonus, which specified

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percentage or dollar amount shall not exceed one hundred percent (100%) of the Participant’s Bonus, less amounts necessary to satisfy employee tax obligations or elections made as part of the Company’s other benefit plans.  The amount so elected under the Deferral Election shall be credited to the Participant’s Deferral Account under the Plan.  No Bonus Deferral Election shall be effective with respect to a Bonus paid before:

(i)            the date of receipt by the Administrator of a Deferral Election in a form acceptable to the Administrator for the Participant’s first Plan Year of participation in the Plan;

(ii)           the first day of the Plan Year with respect to subsequent Plan Years, provided the Administrator has received the Deferral Election in a form acceptable to the Administrator prior to such first day; and

(iii)          the satisfactory completion as determined by the Administrator of any other Participant requirements.

(c)           Preexisting Balances.  A Participant’s Preexisting Balance in the Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan shall be credited to the Participant’s Deferral Account on the Plan’s Effective Date.

(d)           General Deferral Election Rules.  A Participant’s Deferral Election shall be irrevocable for the entire Plan Year for which it is made. All elections to make deferrals under the Plan, and all resulting deferrals, shall be subject to such rules, procedures, limits and restrictions as the Administrator may establish from time to time.

(e)           Preretirement Distribution Election.  A Participant may make a Preretirement Distribution Election applicable to all or a portion of Participant’s Deferral Amount for a Plan Year.  A Participant’s Preretirement Distribution Election shall specify a stated percentage or dollar amount of the Participant’s Deferral Amount for the Plan Year, which specified percentage or dollar amount shall not exceed one hundred percent (100%) of the Participant’s Deferral Amount for the Plan Year, that will be distributed on a date that is prior to Normal Retirement Date.  The Deferral Election subject to a Preretirement Distribution Election shall be for a definite period and shall be payable in the form elected and on the date specified by the Participant, provided that the following shall be applicable:

(i)            the deferral must be until at least the fifth Plan Year following the Plan Year from which the Base Salary or Bonus is deferred; and

(ii)           the Preretirement Distribution Election will be superseded by the other Plan distribution provisions applicable to death, Retirement, Termination of Employment, the Termination Date or a previous withdrawal of such amounts (to the extent thereof) pursuant to Article 5.3(a) or (b) herein, before the date as of which the amount is payable.

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4.2.          Establishment of Deferral Account.  The Administrator or designated representative shall establish a Deferral Account in the name of each Participant on its books and records.  All amounts credited to the Deferral Account of any Participant, or Beneficiary shall constitute a general, unsecured liability of the Company or an Affiliated Company, as applicable, to such person.

4.3.          Crediting of Deferral Amounts.  Amounts shall be credited to the Participant’s Deferral Account as of the date the Base Salary or Bonus would have otherwise been paid to the Employee.

4.4.          Withholding.  The Company may withhold monies from any Deferral Amount as may be required for purposes of payment of Social Security, Medicare and other applicable taxes.  In the event that such taxes are withheld, the amount credited to a Participant’s Deferral Account shall be reduced by the amount of such withholding.

4.5.          Adjustment of Deferral Account.  The Deferral Account shall be adjusted for earnings, gains and losses as if such Deferral Account held actual assets and such assets were invested in Measurement Funds in accordance with Article 4.6 herein.  The value of each Participant’s Deferral Account shall be determinable on a daily basis as follows, using the terms and methods in the order defined below:

(a)           Beginning Balance.  The balance at the beginning of the day.  This equals the Ending Balance (as described below) as of the end of the most recent business day, which for purposes of this Plan shall mean those days on which the New York Stock Exchange was open for trading.

(b)           Sub-Ending Balance.  The Beginning Balance, plus Deferral Amounts and Profit Sharing Contributions, less any Benefit Payments and forfeitures (as provided in Article 6.5), which are made on or occur as of such date.

(c)           Investment Earnings.  Investment earnings, gains and losses determined pursuant to this Article will be credited to each Participant’s Deferral Account as

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of each business day, which for purposes of this Plan shall mean those days on which the New York Stock Exchange is open for trading.

(d)           Ending Balance.  The Sub-Ending Balance plus Investment Earnings.

4.6.          Measurement Funds.  The Company shall designate Measurement Funds for the valuation of Participant’s Deferral Account as if such Deferral Account held actual assets.  The Measurement Funds may include but shall not be limited to the following types of funds as determined by the Company:

(a)           money market funds;

(b)           mutual funds;

(c)           equity funds;

(d)           fixed income funds;

(e)           balanced funds;

(f)            any insurance company’s general account; or

(g)           any special account established and maintained by any insurance company.

The Company shall have the sole discretion to determine the number of Measurement Funds to be designated hereunder and the nature of the funds and may change or eliminate the Measurement Funds designated hereunder from time to time.

Participants shall direct the allocation of their Deferral Account among the Measurement Funds designated by the Company as though such Deferral Account held actual assets.  Any such directions of investment shall be subject to such rules as the Company and Administrator may prescribe, including, but not limited to, rules concerning the manner of providing investment directions and the frequency of changing such investment directions.  In the event a Participant does not direct the investment of any portion of

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Participant’s Deferral Account, such undirected portion shall be deemed to be invested in the money market fund.

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ARTICLE 5

FORMS OF BENEFITS DISTRIBUTIONS

5.1.          Normal Form.  Unless elected to the contrary, the normal form of benefit distributions to a Participant who is eligible therefore pursuant to Article 6 herein shall be the lump sum payment form.

5.2.          Election of Distribution Forms.  Subject to certain restrictions described herein, in lieu of receiving retirement benefits in accordance with the normal form set forth in Article 5.1 herein, a Participant who is eligible to receive retirement benefits pursuant to Article 6 herein may elect, in writing, to receive retirement benefits on the basis of any other form of retirement benefits described in Article 5.3 herein.  Any election of another form of retirement benefits shall be made by a Participant at the time the deferral election is submitted.  Any such election may be revoked and made again any number of times as long as such revocation and new election is made at least thirteen (13) months prior to the Benefit Commencement Date.  Such election shall be on a form prescribed for the purpose by the Administrator and signed by the Participant.  Such election shall be deemed to be made when it has been received by the Administrator or designated representative.

5.3.          Forms.  The forms of retirement benefits payable under the Plan are as follows:

Form 1.  Installment Form.  A Participant who receives Benefit Payments under the installment form shall receive a retirement benefit commencing on the Benefit Commencement Date and in the form of up to 20 equal annual installments.  If the Participant dies prior to the completion of said installments, the remaining amount shall be paid in a lump sum payment form to the Beneficiary within sixty (60) days following the date of the Participant’s death.

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Form 2.  Lump Sum Payment Form.  A Participant who receives payment of retirement benefits under the lump sum payment form shall receive a single sum payment on the Benefit Commencement Date in lieu of payments under Form 1.  Notwithstanding the foregoing, the lump sum payment form is only available:

(a)           to a Participant in payment of a withdrawal pursuant to Article 6.4 herein;

(b)           to a Participant in payment of a distribution pursuant to Article 12.2 herein upon termination of the Plan; or

(c)           to a Participant who experiences a Termination of Employment prior to the Normal Retirement Date.

5.4.          Terms and Conditions of Forms.  The forms of retirement benefits described in Article 5.3 herein shall be subject to the following conditions:

(a)           except for lump sum payments, Benefit Payments shall be paid annually on the first day of the Plan Year;

(b)           if any Participant dies before his or her Deferral Account has been paid in full, then any remaining Benefit Payments shall be paid to the Participant’s Beneficiary in a single lump sum form within sixty (60) days following the date of the Participant’s death;

(c)           if any Participant is receiving retirement benefits under Form 1 and Participant’s Beneficiary dies after the Benefit Commencement Date, but prior to the death of the Participant, such Participant shall continue to receive the annual retirement benefits payable under such form and shall be entitled to designate a new Beneficiary; or

(d)           for purposes of Benefit Payments under the installment form described in Article 5.3 only, payments shall be calculated on the basis of the value of the Participant’s Deferral Account determined as of the November 1st preceding the last payment date, except that the final payment shall use the current value.

5.5.          Revocation or Modification of Elected Forms.  Any Participant may at any time at least thirteen (13) months before the Benefit Commencement Date:

(a)           revoke an election previously made under Article 5.2 herein by written notice duly filed with the Administrator or its designated representative in which event the Participant shall be treated the same as though an optional election had not been filed; or

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(b)           change election from one to another of the forms described in Article 5.3 herein by written notice and designation duly made and filed with the Administrator or its designated representative pursuant to Article 5.2 herein.

5.6.          Consent Not Required.  No consent shall be required of the Company in order to elect another form of retirement benefits or to revoke such an election.

5.7.          Correction of Amounts Payable.  Anything contained in this Article 5 to the contrary notwithstanding, if, after the Retirement or other Termination of Employment of a Participant, the amount of retirement benefit which would have been payable under the Plan is subject to any deduction, change, offset or correction, then the amount payable to such Participant and the Participant’s Beneficiary shall be adjusted to reflect any such deduction, change, offset or correction.

5.8.          Timing of Payments.  Payments under the Plan shall be made as of the time specified elsewhere in the Plan.  Notwithstanding the foregoing provision of this Article 5 and such other provisions to the contrary, the requirement that a distribution commence on or before a particular date shall not apply if the amount of payment required to be made on such date cannot be ascertained by such date, or the Administrator is unable to locate the Participant or the Beneficiary after making reasonable efforts to do so, provided that, within sixty (60) days after such amount can be ascertained or the Participant or the Beneficiary is located, a payment is made retroactive to such date.  This Article 5 is not intended to permit a Participant or Beneficiary to elect to defer payment beyond the dates otherwise provided herein.

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ARTICLE 6

BENEFIT DISTRIBUTION EVENTS

6.1.          Normal or Late Retirement.  A Participant who continues in the employ of the Company until the Normal Retirement Date shall receive a distribution of the amounts credited to Participant’s Deferral Account hereunder, in such form as is provided in Article 5 herein.  The Benefit Commencement Date for a Participant who retires from the employ of the Company on or after the Normal Retirement Date shall be the date elected by the Participant, not to exceed the January 1st immediately following the Participant’s 75th birthday.

6.2.          Termination of Employment Prior to Normal Retirement Date.  A Participant who has a Termination of Employment prior to Normal Retirement Date shall receive a distribution of the amounts credited to Participant’s Deferral Account hereunder, in the form of a lump sum, as is provided in Article 5.3 herein.  The Benefit Commencement Date for a Participant who has a Termination of Employment prior to Normal Retirement Date, shall be, as soon as administratively feasible, but not later than sixty (60) days following the date of such Termination of Employment.

6.3           Death.  A Participant who dies prior to receipt of any unpaid balance hereunder shall have distributed in accordance with Article 5 to the Participant’s Beneficiaries the amounts credited to the Participant’s Deferral Account hereunder.

6.4.          Withdrawal Rights and Preretirement Distributions.

(a)           Withdrawal Rights Following Change of Control.   Upon a Change of Control, the  Company may elect in its sole discretion to distribute in a lump sum payment as described in Article 5.3 herein, the amounts credited to the Participant’s Deferral Account.

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(b)           Hardship Withdrawal.  In the event that the Administrator, upon application of a Participant, determines in its sole discretion, that the Participant has suffered an “unforeseeable financial emergency” as defined for purposes of Section 457 of the Code, the Company shall first suspend Deferral Amounts for the remainder of the then current Plan Year and then pay to the Participant an amount, not in excess of the sum of the Participant’s Deferral Account necessary to satisfy the emergency.  For purposes of the Plan, an unforeseeable financial emergency is an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant if the distribution were not permitted, as may result from illness, casualty loss or sudden financial reversal.  Cash needs arising from foreseeable events, such as the purchase of a residence or education expenses for children, shall not be considered the result of an unforeseeable financial emergency.  Such distribution shall be made in a lump sum payment as described in Article 5.3 herein.  To the extent of such withdrawal, the Participant’s Account balances shall be canceled.

(c)           Preretirement Distributions.  In the event that the Participant, in accordance with Article 4.1(e) herein, has elected to defer a portion of Base Salary or Bonus to a specific date, such payments shall be made as either a lump sum or up to five annual installments as of such specified date, subject to the superseding provisions of Article 4.1 herein.

6.5.          Benefit Payment Delay in the Event of Allegations.  In the event the Company levies allegations of embezzlement, theft or similar allegations against the Participant, Benefit Payments to the Participant shall be delayed until the date a final adjudication is reached.  If such allegations are found to be true, the Participant’s Deferral Account shall be forfeited to the extent necessary to provide restitution.  Any forfeiture of the Participant’s Deferral Account shall be offset by any amounts outside the Plan the Participant uses to provide restitution.

6.6.          Election of Earlier Benefit Commencement Date.  A Participant shall elect the Benefit Commencement Date including form of the distribution, at the time the Deferral Election is submitted.  A Participant may subsequently change such election if the change is submitted at least thirteen (13) months prior to the such earlier Benefit Commencement Date.  Such election shall be in a form prescribed for this purpose by the Administrator

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and signed by the Participant.  Such election shall be deemed to be made when it shall have been received by the Administrator or designated representative.

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ARTICLE 7

BENEFICIARIES

7.1.          Automatic Beneficiary.  Unless a Participant or former Participant has designated a Beneficiary in accordance with the provisions of Article 7.2 herein, the Participant’s Beneficiary shall be deemed to be the person or persons in the first of the following classes in which there are any survivors of such Participant or former Participant:

(a)           spouse at the time of Participant’s death;

(b)           issue, per stirpes;

(c)           parents; or

(d)           executor or administrator of Participant’s estate.

7.2.          Designated Beneficiary or Beneficiaries. A Participant or former Participant may sign a document designating a Beneficiary or Beneficiaries to receive any benefit payable under Article 6.3.  In the event a Participant or former Participant dies at a time when a designation is on file which does not dispose of the total benefit distributable under Article 6.3, then the portion of such benefit distributable on behalf of said Participant or former Participant, the disposition of which was not determined by the deceased Participant’s or former Participant’s designation, shall be distributed to a Beneficiary determined under Article 6.3.  Any ambiguity in a Participant’s or former Participant’s Beneficiary designation shall be resolved by the Administrator.

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ARTICLE 8

RIGHTS OF PARTICIPANTS AND BENEFICIARIES

8.1.          Creditor Status of Participant and Beneficiary. The Plan constitutes the unfunded, unsecured promise of the Company to make Benefit Payments to each Participant and Beneficiary in the future and shall be a liability solely against the general assets of the Company or Affiliated Company, as applicable.  The Company or Affiliated Company, as applicable, shall not be required to segregate, set aside or escrow any amounts for the benefit of any Participant or Beneficiary.  Each Participant and Beneficiary shall have the status of a general unsecured creditor of the Company or Affiliated Company, as applicable, and may look only to the Company or Affiliated Company, as applicable, and their general assets for payment of benefits under the Plan.

8.2.          Rights with Respect to a Trust.  Any trust and any assets held thereby to assist the Company or affiliated Company, as applicable, in meeting their obligations under the Plan, shall in no way be deemed to controvert the provisions of Article 8.1 herein.

8.3.          Investments.  In its sole discretion, the Company or Affiliated Company, as applicable, may acquire insurance policies, annuities or other financial vehicles for the purpose of providing future assets of the Company or Affiliated Company, as applicable, to meet their anticipated liabilities under the Plan.  Such policies, annuities or other investments shall at all times be and remain unrestricted general property and assets of the Company or Affiliated Company, as applicable, or property of a trust.  Participants and Beneficiaries shall have no rights, other than as general creditors, with respect to such policies, annuities or other acquired assets.

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ARTICLE 9

TRUST

9.1.          Establishment of Trust.  Notwithstanding any other provision or interpretation of the Plan, the Company or an Affiliated Company, as applicable, may establish a trust in which to hold cash, insurance policies or other assets to be used to make, or reimburse the Company or an Affiliated Company, as applicable, for payments to the Participants or Beneficiaries of all or part of the benefits under the Plan.  Any trust assets shall at all times remain subject to the claims of general creditors of the Company or an Affiliated Company, as applicable, in the event of their insolvency as more fully described in the trust.

9.2.          Obligations of the Company.  Notwithstanding the fact that a trust may be established under Article 9.1 herein, the Company or an Affiliated Company, as applicable, shall remain liable for paying the benefits under the Plan.  However, any payment of benefits to a Participant or a Beneficiary made by such a trust shall satisfy the Company’s or the Affiliated Company’s, as applicable, obligation to make such payment to such person.

9.3.          Trust Terms.  A trust established under Article 9.1 herein may be revocable by the Company or an Affiliated Company, as applicable; provided, however, that such a trust may become irrevocable in accordance with its terms in the event of a Change of Control.  Such a trust may contain such other terms and conditions as the company or an Affiliated Company, as applicable, may determine to be necessary or desirable.  The Company or an Affiliated Company, as applicable, may terminate or amend a trust established under Article 9.1 herein at any time, and in any manner it deems necessary or desirable, subject

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to the preceding sentence and the terms of any agreement under which any such trust is established or maintained.

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ARTICLE 10

CLAIMS PROCEDURE

10.1.        Claim for Benefits.  Any claim for benefits under the Plan shall be made in writing to the Administrator in such a manner as the Administrator shall reasonably prescribe.  The Administrator shall process each such claim and determine entitlement to benefits within thirty (30) days following the receipt of a completed application for benefits unless special circumstances require an extension of time for processing the claim.  If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial thirty (30) day period.  In no event shall such extension exceed a period of thirty (30) days from the end of such initial period.  The extension notice shall indicate the special circumstances requiring an extension of time and the date as of which the Administrator expects to render the final decision.

If such a claim is wholly or partially denied by the Administrator, the Administrator shall notify the claimant of the denial of the claim in writing, delivered in person or mailed by first class mail to the claimant’s last known address.  Such notice of denial shall contain:

(a)           the specific reason or reasons for denial of the claim;

(b)           a reference to the relevant Plan provisions upon which the denial is based;

(c)           a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why such material or information is necessary; and

(d)           an explanation of the Plan’s claim review procedure.

If no such notice is provided, and if the claim has not been granted within the time specified above for approval of the claim, the claim shall be deemed denied and subject

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to review as described below.  The interpretations, determinations and decisions of the Administrator shall be final and binding upon all persons with respect to any right, benefit and privilege hereunder, subject to the review procedures set forth in this Article 10.

10.2.        Request for Review of a Denial of a Claim for Benefits.  Any claimant or authorized representative of the claimant whose claim for benefits under the Plan has been denied or deemed denied, in whole or in part, by the Administrator may upon written notice delivered to the Appeals Committee request a review by the Appeals Committee of such denial of Participant’s claim for benefits.  Such claimant shall have sixty (60) days from the date the claim is deemed denied, or sixty (60) days from receipt of the notice denying the claim, as the case may be, in which to request such a review.  The claimant’s notice must specify the relief requested and the reason such claimant believes the denial should be reversed.

10.3.        Appeals Procedure.  The Appeals Committee is hereby authorized to review the facts and relevant documents, including the Plan document, to interpret the Plan and other relevant documents and to render a decision on the appeal of the claimant.  Such review may be made by written briefs submitted by the claimant and the Administrator or at a hearing, or by both, as shall be deemed necessary by the Appeals Committee.  Upon receipt of a request for review, the Appeals Committee shall schedule a hearing to be held (subject to reasonable scheduling conflicts) not less than thirty (30) nor more than forty-five (45) days from the receipt of such request.  The date and time of such hearing shall be designated by the Appeals Committee upon not less than fifteen (15) days notice to the claimant and the Administrator unless both accept shorter notice.  The notice shall

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specify that such claimant must indicate, in writing, at least five (5) days in advance of the time established for such hearing, claimant’s intention to appear at the appointed time and place, or the hearing will automatically be canceled.  The reply shall specify any other persons who will accompany claimant to the hearing, or such other persons will not be admitted to the hearing.  The Appeals Committee shall make every effort to schedule the hearing on a day and at a time which is convenient to both the claimant and the Administrator.  The hearing will be scheduled at the Company’s headquarters unless the Appeals Committee determines that another location would be more appropriate.  The claimant, or the claimant’s duly authorized representative, may review all pertinent documents relating to the claim in preparation for the hearing and may submit issues and comments in writing prior to or during the hearing.

10.4.        Decision upon Review of Denial of Claim for Benefits.  After the review has been completed, the Appeals Committee shall render a decision, in writing, a copy of which shall be sent to both the claimant and the Administrator.  In making its decision, the Appeals Committee shall have full power, authority, and discretion to determine any and all questions of fact, resolve all questions of interpretation of this instrument or related documents which may arise under any of the provisions of the Plan or such documents as to which no other provision for determination is made hereunder, and exercise all other powers and discretions necessary to be exercised under the terms of the Plan which it is herein given or for which no contrary provision is made and to determine the right to benefits of, and the amount of benefits, if any, payable to, any person in accordance with the provisions of the Plan.  The Appeals Committee shall render a decision on the claim review promptly, but not more than sixty (60) days after the receipt of the claimant’s

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request for review, unless a hearing is held, in which case the sixty (60) day period shall be extended to thirty (30) days after the date of the hearing.  Such decision shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and shall contain specific references to the pertinent provisions of the Plan and related documents upon which the decision is based.  The decision on review shall be furnished to the claimant within the appropriate time described above.  If the decision on review is not furnished within such time, the claim shall be deemed denied on review at the end of such period.  There shall be no further appeal from a decision rendered by the Appeals Committee.  The decision of the Appeals Committee shall be final and binding in all respects on the Administrator, the Company and the claimant.  Except as otherwise provided by law, the review procedures of this Article 10 shall be the claimant’s sole and exclusive remedy and shall be in lieu of all actions at law, in equity, pursuant to arbitration or otherwise.

10.5.        Establishment of Appeals Committee.  The Board shall appoint the members of an Appeals Committee which shall consist of three (3) or more members.  The members of the Appeals Committee shall remain in office at the will of the Board, and the Board, from time to time, may remove any of said members of the Appeals Committee with or without cause.  A member of the Appeals Committee may resign upon written notice to the remaining member or members of the Appeals Committee and to the Board, respectively.  The fact that a person is a Participant or a former Participant or a prospective Participant shall not disqualify the Participant from acting as a member of the Appeals Committee, nor shall any member of the Appeals Committee be disqualified from acting on any question because of Participant’s interest therein, except that no

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member of the Appeals Committee may act on any claim which such member has brought as a Participant, former Participant or Beneficiary under the Plan.  In the case of death, resignation or removal of any member of the Appeals Committee, the remaining members shall act until a successor-member shall be appointed by the Board.  At the Administrator’s request, the Secretary of the Company shall notify the Administrator in writing of the names of the original members of the Appeals Committee, of any and all changes in the membership of the Appeals Committee, of the member designated as Chairman, and the member designated as Secretary, and of any changes in either office.  Until notified of a change, the Administrator shall be protected in assuming that there has been no change in the membership of the Appeals Committee or the designation of Chairman or of Secretary since the last notification was filed with it.  The Administrator shall be under no obligation at any time to inquire into the membership of the Appeals Committee or its officers.  All communications to the Appeals Committee shall be addressed to its Secretary at the address of the Company.  Unless the Board shall appoint others as the Appeals Committee, the three (3) Board members with the longest period of active service on the Board shall constitute such Appeals Committee.

10.6.        Operations of Appeals Committee.  On all matters and questions, a decision of a majority of the members of the Appeals Committee shall govern and control.  Meetings may be held in person or by electronic means.  In lieu of a meeting, decisions may be made by unanimous written consent.  The Appeals Committee shall appoint one of its members to act as its Chairman and another member to act as Secretary.  The terms of office of these members shall be determined by the Appeals Committee, and either or both the Secretary and Chairman may be removed by the other members of the Appeals

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Committee for any reason which such other members may deem just and proper.  The Secretary shall do all things directed by the Appeals Committee.  Although the Appeals Committee shall act by decision of a majority of its members as above provided, nevertheless in the absence of written notice to the contrary, every person may deal with the Secretary and consider the Secretary’s acts as having been authorized by the Appeals Committee.  Any notice served or demand made on the Secretary shall be deemed to have been served or made upon the Appeals Committee.

10.7.        Special Provisions Relating to Change of Control.  In the event of a Change of Control, notwithstanding the contrary provisions of this Article, for the two (2) year period following such Change of Control, the three (3) Participants having the greatest amounts accrued under the Plan shall assume the responsibilities of the Appeals Committee set forth in this Article.  If one or more of them shall not be able to serve or to continue to serve, the individual or individuals, as applicable, having the next largest amounts accrued under the Plan will serve in such Participants’ place.  If at any time during such two (2) year period fewer than three (3) Participants have amounts accrued under the Plan, such Participant or Participants shall perform the duties of the Appeals Committee.  If only one (1) Participant has amounts accrued under the Plan, the Appeals Committee shall not consist of such Participant but of an individual as the Participant and the Company shall agree.  If Participant and the Company fail to agree on a single individual, the Appeals Committee shall consist of three (3) Participants, one appointed by the Company, one appointed by the Participant claiming benefits hereunder, and a third selected by the other two (2).

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ARTICLE 11

ADMINISTRATION

11.1.        Appointment of Administrator.  The Board shall appoint the Administrator which shall be any person(s), corporation or partnership (including the Company itself) as the Board shall deem desirable in its sole discretion.  The Administrator may be removed or resign upon thirty (30) days written notice or such lesser period of notice as is mutually agreeable.  Unless the Board appoints another Administrator, the Compensation Committee shall be the Administrator.

11.2.        Powers and Duties of the Administrator.  Except as expressly otherwise set forth herein, the Administrator shall have the authority and responsibility granted or imposed on an “administrator” by ERISA.  The Administrator shall determine any and all questions of fact, resolve all questions of interpretation of the Plan which may arise under any of the provisions of the Plan as to which no other provision for determination is made hereunder, and exercise all other powers and discretions necessary to be exercised under the terms of the Plan which it is herein given or for which no contrary provision is made.  The Administrator shall have full power and discretion to interpret the Plan and related documents, to resolve ambiguities, inconsistencies and omissions, to determine any question of fact, and to determine the rights and benefits, if any, of any Participant or other applicant, in accordance with the provisions of the Plan.  Subject to the provisions of any claims procedure hereunder, the Administrator’s decision with respect to any matter shall be final and binding on all parties concerned, and neither the Administrator nor any of its directors, officers, employees or delegates nor, where applicable, the

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directors, officers or employees of any delegate, shall be liable in that regard except for gross abuse of the discretion given it and them under the terms of the Plan.  All determinations of the Administrator shall be made in a uniform, consistent and nondiscriminatory manner with respect to all Participants and Beneficiaries in similar circumstances.  The Administrator, from time to time, may designate one or more persons or agents to carry out any or all of its duties hereunder.

11.3.        Engagement of Advisors. The Administrator may employ actuaries, attorneys, accountants, brokers, employee benefit consultants, and other specialists to render advice concerning any responsibility the Administrator, Appeals Committee or Compensation Committee has under the Plan.  Such persons may also be advisors to the Company.

11.4.        Payment of Costs and Expenses. The costs and expenses incurred in the administration of the Plan shall be paid in either of the following manners as determined by the Company in its sole discretion:

(a)           the expenses may be paid directly by the Company; or

(b)           the expenses may be paid out of the trust, if any (subject to any restriction contained in such trust or required by law).

Such costs and expenses include those incident to the performance of the responsibilities of the Administrator, Appeals Committee or Compensation Committee, including but not limited to, claims, administration fees and costs, fees of accountants, legal counsel and other specialists, bonding expenses, and other costs of administering the Plan.  Notwithstanding the foregoing, in no event will any person serving in the capacity of Administrator, Appeals Committee member or Compensation Committee member who is a full-time employee of the Company be entitled to any compensation for such services.

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ARTICLE 12

AMENDMENT AND TERMINATION

12.1.        Power to Amend or Terminate. Except as otherwise provided herein following a Change of Control, the Plan may be amended by the Company at any time, and may be terminated by the Company at any time, but no such amendment, modification or termination shall reduce the amounts credited to the Deferral Account of any Participant, determined as of the date of such amendment, modification or termination.  Such amendment or termination shall be in writing, executed by two or more Directors of the Company whose actions are authorized or ratified by the Board.  The Plan may not be amended (but may be terminated) during the two (2) year period following a Change of Control except that amendments may be made as required by law.

12.2.        Effects of Plan Termination.  If the Plan is terminated, then, on and after the effective date of such termination, all deferrals and allocations hereunder shall cease.  Thereafter, the amounts credited to the Deferral Account of each Participant as of the effective date of such Termination shall be distributed to such Participant in the lump sum form described in Article 5.3 herein as soon as reasonably feasible but no later than ninety (90) days after the date of such termination.

12.3.        No Liability for Plan Amendment or Termination.  Neither the Company, any officer, Employee nor Director thereof shall have any liability as a result of the amendment or termination of the Plan.  Without limiting the generality of the foregoing, the Company shall have no liability for terminating the Plan notwithstanding the fact that a Participant

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may have expected to make future deferrals and have future allocations made on Participant’s behalf hereunder had the Plan remained in effect.

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ARTICLE 13

MISCELLANEOUS

13.1.        Non-Alienation.  No benefits or amounts credited to any Deferral Account under the Plan shall be subject in any manner to be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, attached, garnished or charged in any manner (either at law or in equity), and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, attach, garnish or charge the same shall be void; nor shall any such benefits or amounts in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefits or amounts as are herein provided to Participant.

13.2.        Tax Withholding.  The Company may withhold from a Participant’s compensation or any payment made by it under the Plan such amount or amounts as may be required for purposes of complying with the tax withholding or other provisions of the Code or the Social Security Act or any state or local income or employment tax act or for purposes of paying any estate, inheritance or other tax attributable to any amounts payable hereunder.

13.3.        Incapacity.  If the Administrator determines that any Participant or other person entitled to payments under the Plan is incompetent by reason of physical or mental disability and is consequently unable to give a valid receipt for payments made hereunder, or is a minor, the Administrator may order the payments becoming due to such person to be made to another person for Participant’s benefit, without responsibility on the part of the Administrator to follow the application of amounts so paid.  Payments made pursuant to

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this Article shall completely discharge the Administrator, the Company and the Appeals Committee with respect to such payments.

13.4.        Administrative Forms.  All applications, elections and designations in connection with the Plan made by a Participant or other person shall become effective only when duly executed on forms or via the Plan’s Participant Access System as provided by the Administrator and filed with the Administrator.

13.5.        Independence of Plan.  Except as otherwise expressly provided herein, the Plan shall be independent of, and in addition to, any other benefit agreement or plan of the Company or any rights that may exist from time to time thereunder.

13.6.        No Employment Rights Created.  The Plan shall not be deemed to constitute a contract conferring upon any Participant the right to remain employed by the Company or an Affiliated Company, as applicable, for any period of time.

13.7.        Responsibility for Legal Effect.  Neither the Company, the Administrator, the Compensation Committee, Appeals Committee, nor any officer, member, delegate or agent of any of them, makes any representations or warranties, express or implied, or assumes any responsibility concerning the legal, tax, or other implications or effects of the Plan.  Without limiting the generality of the foregoing, the Company shall not have any liability for the tax liability which a Participant may incur resulting from participation in the Plan or the payment of benefits hereunder.

13.8.        Limitation of Duties.  The Company, the Compensation Committee, the Administrator, the Appeals Committee, and their respective officers, members, employees and agents shall have no duty or responsibility under the Plan other than the duties and responsibilities expressly assigned to them herein or delegated to them pursuant hereto.

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None of them shall have any duty or responsibility with respect to the duties or responsibilities assigned or delegated to another of them.

13.9.        Limitation of Sponsor Liability.  Any right or authority exercisable by the Company, pursuant to any provision of the Plan, shall be exercised in the Company’s capacity as sponsor of the Plan, or on behalf of the Company in such capacity, and not in a fiduciary capacity, and may be exercised without the approval or consent of any person in a fiduciary capacity.  Neither the Company, nor any of its respective officers, members, employees, agents and delegates, shall have any liability to any party for its exercise of any such right or authority.

13.10.      Successors.  The terms and conditions of the Plan shall inure to the benefit of and bind the Company, the Affiliated Companies, as applicable, and their successors, the Participants, their Beneficiaries and the personal representatives of the Participants and their Beneficiaries.

13.11.      Controlling Law.  The Plan shall be construed in accordance with the laws of the State of Illinois to the extent not preempted by laws of the United States.

13.12.      Notice.  Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

Old Second Bancorp, Inc.

37 South River Street

Aurora, Illinois  60506

Attn:  Administrator, Old Second Bancorp, Inc. Voluntary Deferred Compensation Plan for Executives

13.13.      Headings and Titles.  The Article headings and titles of Articles used in the Plan are for convenience of reference only and shall not be considered in construing the Plan.

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13.14.      General Rules of Construction.  The masculine gender shall include the feminine and neuter, and vice versa, as the context shall require.  The singular number shall include the plural, and vice versa, as the context shall require.  The present tense of a verb shall include the past and future tenses, and vice versa, as the context may require.

13.15.      Severability.  In the event that any provision or term of the Plan, or any agreement or instrument required by the Administrator hereunder, is determined by a judicial, quasi-judicial or administrative body to be void or not enforceable for any reason, all other provisions or terms of the Plan or such agreement or instrument shall remain in full force and effect and shall be enforceable as if such void or nonenforceable provision or term had never been a part of the Plan, or such agreement or instrument except as to the extent the Administrator determines such result would have been contrary to the intent of the Company in establishing and maintaining the Plan.

13.16.      Indemnification.  The Company shall indemnify, defend, and hold harmless any Employee, Officer or Director of the Company for all acts taken or omitted in carrying out the responsibilities of the Company, Compensation Committee, Administrator or Appeals Committee under the terms of the Plan or other responsibilities imposed upon such individual by law.  This indemnification for all such acts taken or omitted is intentionally broad, but shall not provide indemnification for any civil penalty that may be imposed by law, nor shall it provide indemnification for embezzlement or diversion of Plan funds for the benefit of any such individual.  The Company shall indemnify any such individual for expenses of defending an action by a Participant, Beneficiary, service provider, government entity or other person, including all legal fees and other costs of such defense.  The Company shall also reimburse any such individual for any monetary

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recovery in a successful action against such individual in any federal or state court or arbitration.  In addition, if a claim is settled out of court with the concurrence of the Company, the Company shall indemnify any such individual for any monetary liability under any such settlement, and the expenses thereof.  Such indemnification will not be provided to any person who is not a present or former Employee, Officer or Director of the Company nor shall it be provided for any claim by a Participating Company against any such individual.

IN WITNESS WHEREOF, Old Second Bancorp, Inc., by its appropriate officers duly authorized, has caused the Plan to be executed and adopted as of the 15th day of March, 2004.

Old Second Bancorp, Inc.

By	/s/ William B. Skoglund	Date	3/15/04

Chairman, President & CEO

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